Exhibit 99.1

Mark Pimentel, MD, FRCP(C) Results from Two Phase 2 Clinical Trials of SYN - 010, a Proprietary, Modified - Release Formulation of Lovastatin Lactone Designed to Reduce Methane Production in the Gut to Treat an Underlying Cause of IBS - C. May 23, 2016

2 Forward - Looking Statements This presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended, on Synthetic Biologics’ current expectations and projections about future events. In some cases forward - looking statements can be identified by terminology such as “may,” “should,” “potential,” “expects,” “ anticipates,” “intends,” “plan s,” “believes,” estimates,” “indicates,” and similar expressions. These statements are based upon management’s current beliefs, expectations and assumptions and are subjects to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding the timeline for SYN - 010 clinical trials and reporting of data, the size of the market, benefits to be derived from use of SYN - 010, Synthetic Biologics’ anticipated patent portfolio, and its execution of our growth strategy. The forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from thos e set forth or implied by any forward - looking statements. Important factors that could cause actual results to differ materially from those reflected in Synthetic Biologics’ forward - looking statements include, among others, Synthetic Biologics’ product candidate s demonstrating safety and effectiveness, as well as results that are consistent with prior results, Synthetic Biologics’ abili ty to initiate clinical trials and if initiated, to complete them on time and achieve desired results and benefits, Synthetic Biolo gic s’ clinical trials continuing enrollment as expected, Synthetic Biologics’ ability to obtain regulatory approvals for commercialization o f product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to Synthetic Biologics’ ability to promote or commercialize its product candidates for specific indications, acceptance of its product candidates in the marketplace and the successful development, marketing or sale of Synthetic Biologics’ products, Synthetic Biologics’ ability to maintain its license agreements, the continued maintenance and growth of Synthetic Biologics’ patent estate, Synthetic Biologics becoming and remaining profitable, Synthetic Biologics’ ability to establish and maintain collaborations, Synthetic Biologics ’ a bility to obtain or maintain the capital or grants necessary to fund its research and development activities, a loss of any of Synth eti c Biologics’ key scientists or management personnel, and other factors described in its Annual Report on Form 10 - K for the year ended December 31, 2015, subsequent Quarterly Reports on Form 10 - Qs and any other filings Synthetic Biologics makes with the SEC. The information in this presentation is provided only as of the date presented and Synthetic Biologics undertakes no obliga tion to update any forward - looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law.

3 • Gas, abdominal pain, bloating and abnormal bowel movements • IBS - C constipation - predominant (30%) • IBS - D diarrhea - predominant (30%) • IBS - M (or A) mixed (alternating) • IBS - U unsubtyped • 15% of the world’s population suffers from IBS • 30 - 40 million people in the USA • 50% of visits to the gastroenterologist • USD 30 billion in healthcare costs • Tremendous impact on QoL • Current therapies address the symptoms and not the cause • Patients seek normalization • Diarrhea is not the cure for constipation! Irritable Bowel Syndrome (IBS) Chronic Functional Gastrointestinal Disorder 100 IBS - C IBS - U IBS - M IBS - D Loose or Watery Stools (% time) Type 1* Hard or Lumpy Stools (% time) Type 7* 25 50 75 25 50 75 100 Type 1* Type 7* IBS - C IBS - U IBS - M IBS - D Longstreth GF et al. (2006) Gastroenterology. 130: 1480 - 91 IBS Subtypes *Bristol Stool Form

4 CONSTIPATION  NORMAL  DIARRHEA  SYN - 010: Seeking Normalization of Bowel Habits Relief of Constipation, Pain and Bloating Without Diarrhea SYN - 010 Laxatives Lubiprostone Linaclotide SYN - 010 Laxatives Lubiprostone Linaclotide  Treating the Cause

SYN-010 Overview

Anti-Methanogenic Therapy to Normalize Bowel Habits in IBS-C

- Intestinal methane (CH_4) is causative of constipation in IBS-C and chronic idiopathic constipation
  - Key intellectual property licensed from Cedars-Sinai Medical Center

- SYN-010 is a proprietary, modified-release formulation of lovastatin lactone for use in IBS-C
  - Lovastatin lactone blocks CH_4 production in vitro but is not microbicidal
  - Lovastatin ß-hydroxyacid (cholesterol lowering form) and other statins are ineffective

- SYN-010 is directed to relieving constipation pain and bloating <u>without</u> causing diarrhea
  - Addressing the cause, not just the symptoms



HO
O
O
O
O
H

5

Synthetic BIOLOGICS

6 SYN - 010 Modified Release Formulation of Lovastatin • Capsule formulation containing lovastatin lactone • Optimal statin anti - methanogenic species • Designed to avoid lovastatin release into the stomach • Minimize conversion of anti - methanogenic lovastatin lactone to the cholesterol lowering β - hydroxyacid form • Releases part of the dose into the small intestine and the remainder in the lower GI tract • Target methanogens in both locations • Ideally, reduces overall lovastatin systemic levels • Systemic lovastatin exposure is not needed for IBS - C therapy Enteric - Protected, Dual Pulse Release Profile

SYN-010: Comprehensive Patent Strategy

Patents: ~55 U.S. and Foreign Granted and
~20 U.S. and Foreign Pending

SYN-010 Phase 2 Trial Completion/Phase 3 Initiation
Projected ~2016

Patented Methods of Treatment (Broadest Indication)
Expires 2023

Patented and Pending Methods of Treating Constipation with SYN-010 in Screened Patients
Expires 2034

Pending Patent Applications on SYN-010 Formulations, Methods of Use in Specific Patient Populations, and Clinical Dosing
Expires 2035

7
Synthetic BIOLOGICS

SYN - 010 Phase 2 Clinical Trials

9 Subjects who successfully completed Study 1 were transferred to active drug at Day 29 SYN - 010 Evaluated in IBS - C Patients in 2 Contiguous Studies Weeks 1 - 4 Randomized, Blinded, Placebo - Controlled; Weeks 5 - 12 Open Label SYN - 010 21 mg (22) Placebo (22) SYN - 010 42 mg (19) | | | | | | | | | | | | | | Screen 1 7 14 21 28 35 42 49 56 63 70 77 84 Day CH 4 >10 ppm SYN - 010 42 mg (54) Study 1 Study 2 Lactulose breath test (LBT)

10 Monthly Responder as Defined by FDA • Monthly Responder* is FDA - recommended endpoint in clinical trials for Irritable Bowel Syndrome with Constipation (IBS - C) • A Monthly Responder is defined as a subject who has a weekly response in at least 50% of the weeks of treatment during the month • A Weekly Responder is defined as a subject who experiences: • A decrease in weekly average score for worst abdominal pain in the past 24 hours of at least 30% compared with Study 1 Baseline, AND • A stool frequency increase of 1 or more complete spontaneous bowel movements per week compared with Study 1 Baseline Composite Endpoint Incorporating Stool Frequency and Pain *As defined by the Food and Drug Administration’s Center for Drug Evaluation and Research (CDER): Guidance for Industry Irrit abl e Bowel Syndrome - Clinical Evaluation of Drugs for Treatment, May 2012

SYN - 010 Study 1

12 Study 1: SYN - 010 Anti - Methanogenic Effect in IBS - C Patients • Randomized, double - blind, parallel - group, placebo - controlled study in breath methane positive IBS - C patients • 12 centers in the United States • Compared SYN - 010 21 mg and 42 mg with placebo • 28 days of single, daily dosing • Primary objective • Evaluate safety and changes from baseline in breath methane after 7 and 28 days of SYN - 010 treatment using the lactulose breath test • Secondary objective • Evaluate changes from baseline in efficacy parameters, including number and consistency of bowel movements, abdominal pain, and bloating Overview

13 • Key Inclusion Criteria • IBS - C (modified Rome III) • Breath methane >10 ppm at Screening • Compliance with 7 - day Diary Screening • Discontinue laxatives, medications, supplements intended to treat constipation • Refrain from lifestyle changes that may affect IBS - C symptoms (e.g. new diet) • 18 - 65 years; 18 - 35 kg/m² • Key Exclusion Criteria • Use of IBS treatments, PPIs, laxatives, antibiotics, cyclosporine, or concomitant medications that are strong CYP3A inhibitors or modulators (e.g., grapefruit juice within 2 weeks before Screening) • Prior use of statins, fibrates, >1 g/day of niacin, or gemfibrozil within 3 months of Screening • History of diseases or conditions that could be associated with constipation (e.g. colonic inertia, bowel obstruction, previous bowel resection) Study 1: SYN - 010 Anti - Methanogenic Effect in IBS - C Patients Inclusion and Exclusion Criteria

14 Study 1: SYN - 010 Anti - Methanogenic Effect in IBS - C Patients Subject Demographics Parameter Treatment Group Dose (oral, q.d .) Placebo SYN - 010 21 mg SYN - 010 42 mg Female, n/total (%) 17/22 (77.3%) 19/22 (86.4%) 14/19 (73.7%) Age , years* 46.4 ± 10.3 42.6 ± 6.0 44.7 ± 9.5 Race, n (%) White 16 (72.7%) 21 (95.5%) 15 (78.9%) Black/African American 4 (18.2%) 1 (4.5)% 4 (21.1%) Other 2 ( 9.1%) -- -- Weight , kg* 79.5 ± 12.6 69.3 ± 12.0 71.7 ± 10.7 Breath CH 4 , ppm*† 25.3 ± 18.7 24.9 ± 26.2 24.0 ± 15.5 Drug Compliance * 99.2 ± 3.8% 97.9 ± 6.2% 98.4 ± 3.5% * Mean ± SD †Value at Baseline (Day 1).

15 - 10.6 - 31.0 11.1 - 22.6 - 34.6 - 34.3 -120 -100 -80 -60 -40 -20 0 20 40 60 80 Change in Breath Methane AUC (ppm*h) Placebo SYN-010 21 mg SYN-010 42 mg Study 1: SYN - 010 Anti - Methanogenic Effect in IBS - C Patients SYN - 010 Changes in Breath Methane AUC Relative to Baseline ( mITT ) p=0.64 p=0.88 *p=0.02 p=0.15 *p=0.03 *p=0.01 *Statistically different from baseline AUC by paired t - test. Data normalized (square root) prior to analysis. Day 7 Day 28

Study 1: SYN-010 Effects on Response Rates

SYN-010 Effects on Weekly Responses (mITT)



% of Weeks Subjects had Indicated Response
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Placebo
SYN-010 21 mg
SYN-010 42 mg
P=0.155
P=0.028*
15%
15%
29%
17%
41%
22%
2%
7%
9%
Abdominal Pain Response
Stool Frequency Response
Weekly Response (Stool Freq+Abdom Pain)

% Subjects with Monthly Response†
Placebo: 0%
SYN-010 21 mg: 4.5% (p=0.31)
SYN-010 42 mg: 10.5% (p=0.12)

†Monthly Responder is defined as a subject who has a Weekly Response (Stool Frequency + Abdominal Pain) in at least 50% of the weeks of treatment. p values vs Placebo; chi-squared test

**P-value based on a Wilcoxon Mann-Whitney test for the comparison of SYN-010 treatment to Placebo. Error bars are SD.*

16

17 Study 1: Use of Rescue Medication Lower use of Rescue Medication for SYN - 010 vs. Placebo ( mITT ) *p=0.013 vs Placebo † p =0.03 vs Placebo Fisher’s exact test % Subjects using RLax ® ( bisacodyl ; 5 mg) in Study 1 4/22* 4/19 † 12/22 Daily use of RLax ® ( bisacodyl ; 5 mg) in Study 1 >60% Less Rescue Medication Used in SYN - 010 Treatment Groups

18 Study 1: SYN - 010 Well Tolerated in IBS - C Patients Treatment Emergent Adverse Events (TEAEs) Placebo SYN - 010 21 mg SYN - 010 42 mg Withdrawals 2 2 2 Serious AEs 0 0 0 TEAEs 1 (4.5%) 1 (4.5%) 2 (10.5%) Type Gastroenteritis Headache 1. Elevated GGT 2. Elevated AST, CPK Severity Moderate Mild 1. Moderate 2. Mild Treatment related Unlikely Probable 1. Probable 2. Possible Resolved Yes Yes 1. No 2. No Discontinued Study No No 1. Yes 2. No

Study 1: SYN-010 Lovastatin Plasma Levels in IBS-C Patients

Trough Levels (24 h after Previous Dose) Measured on Days 7 and 28

- SYN-010 exerts its anti-methanogenic IBS-C therapeutic effect in the intestinal lumen
  - Systemic exposure to lovastatin lactone and/or β-hydroxyacid are not required for the treatment of IBS-C

- ≥50% of subjects in each SYN-010 group had undetectable trough levels of lovastatin lactone and lovastatin β-hydroxyacid
  - Lower systemic lovastatin β-hydroxyacid levels may reduce potential effects of lipid parameters

19
Synthetic BIOLOGICS

20 Study 1: Summary of SYN - 010 Clinical Outcomes • SYN - 010 was well tolerated in breath methane positive IBS - C patients treated with single, daily, oral doses of 21 mg or 42 mg for 28 days • SYN - 010 reduced breath methane from baseline in breath methane positive IBS - C patients • SYN - 010 improved IBS - C symptoms in this Phase 2 clinical trial • SYN - 010 - treated patients used significantly less rescue medication than Placebo - treated patients SYN - 010 Safety and Efficacy Data

SYN - 010 Study 2

22 Subjects who successfully completed Study 1 were transferred to active drug at Day 29 SYN - 010 Evaluated in IBS - C Patients in 2 Contiguous Studies Weeks 1 - 4 Randomized, Blinded, Placebo - Controlled; Weeks 5 - 12 Open Label SYN - 010 21 mg (22) Placebo (22) SYN - 010 42 mg (19) | | | | | | | | | | | | | | Screen 1 7 14 21 28 35 42 49 56 63 70 77 84 Day CH 4 >10 ppm SYN - 010 42 mg (54) Study 1 Study 2 Lactulose breath test (LBT)

23 Study 2: SYN - 010 in IBS - C Patients, 8 Week Extension Study • Open - label, 8 week study in 54 of the 57 IBS - C patients who successfully completed the randomized, placebo - controlled 4 week study (Study 1) • Eligible participants transferred to daily doses of SYN - 010 42 mg • Primary objective • Evaluate the sustainability of the effect of one daily dose strength (42 mg) of SYN - 010 on breath methane production in breath methane - positive patients with IBS - C. • Secondary objectives • Evaluate reductions in abdominal pain and bloating and improvements in stool frequency and overall quality of life Overview

24 Study 2: SYN - 010 in IBS - C Patients, 12 Weeks Treatment SYN - 010 Changes in Breath Methane vs Study 1 Baseline (Day 1) 7 28 35 84 -- -- 35 84 7 28 35 84 7 28 35 84 *P=0.002 vs Day 1 *P=0.018 vs Day 1 P=0.084 vs Day 1 P=0.07 vs Day 28 *Paired t - test vs Day 1; data normalized (square root) prior to analysis. Error bars are SD. Dose Days 1 - 28 Dose Days 29 - 84 Dosing day

25 Study 2: SYN - 010 in IBS - C Patients, 12 Weeks of Treatment Inverse Correlation Between Breath Methane AUC and Bowel Movements Data are for all IBS - C patients at Week 12 (at least 8 weeks of SYN - 010 42 mg) • Higher breath methane AUC associated with fewer complete spontaneous bowel movements (CSBMs) • Similar inverse correlation for SBMs (p=0.0028)

26 Study 2: SYN - 010 in IBS - C Patients, 12 Weeks of Treatment SYN - 010 Changes in Percentage of Monthly Responders Month 1| 2 | 3 Month 1| 2 | 3 Month 1 | 2 | 3 Month -- | 2 | 3 Dose Month 1 Dose Months 2,3

27 Study 2: SYN - 010 in IBS - C Patients, 12 Weeks of Treatment % Responders Increased over Time when Transferred to SYN - 010 42 mg Study Period % Subjects With a Response at Indicated Week SYN - 010 Dose (oral, q.d .) Weeks 1 - 4 / 5 - 12 Placebo / 42 mg 21 mg / 42 mg 42 mg / 42 mg Increase of ≥1 CSBM per Week vs Baseline Week 4 Week 8 Week 12 24% (4/17) 47% (7/15) 57% (8/14) 40% (8/20) 58% (11/19) 78% (14/18) 29% (5/17) 31% (5/16) 31% (5/16) ≥30% Decrease in Abdominal Pain Score vs Baseline Week 4 Week 8 Week 12 25% ( 4/16) 50% (6/12) 83% (10/12) 25% (5/20) 53% (10/19) 41% (7/17) 44% (7/16) 60% (9/15) 64% (9/14) † ≥30% Decrease in Bloating Score vs Baseline Week 4 Week 8 Week 12 25% (4/16) 50% (6/12) 83% (10/12) 35% (7/20) 63% (12/19) 76% (13/17) 50% (8/16) 67% (10/15) 71% (10/14)

28 Study 2: SYN - 010 in IBS - C Patients, 12 Weeks of Treatment SYN - 010 Changes in IBS Symptom Severity Score vs Study 1 Baseline (Day 1) Dose Days 1 - 28 Dose Days 29 - 84 *P=0.0042 *P <0.0001 *Paired t - test vs Baseline (Day 1). *P=0.0018 *P=0.0012 Day 1 | 28 | 84 Day 1 | 28 | 84 Day 1 | 28 | 84 Day 1 | 28 | 84

29 Study 2: SYN - 010 in IBS - C Patients, 12 Weeks of Treatment SYN - 010 Effects on Percentage of Subjects with Elevated Lipids Dose Days 1 - 28 Dose Days 29 - 84 Triglycerides Cholesterol LDL - C SYN - 010 Dose Baseline Value (mean ± SD [n] mmol /L) Days 1 - 28 / 29 - 84 Cholesterol LDL - C Triglycerides Normal Range 0 - 5.2 0 - 2.6 0 - 1.68 Placebo/42 mg 5.4 ± 1.0 [17] 3.4 ± 10 [17] 1.7 ± 0.9 [17] 21 mg/42 mg 5.0 ± 1.0 [20] 2.9 ± 0.9 [20] 1.8 ± 2.0 [20] 42 mg/42 mg 5.3 ± 1.0 [17] 3.4 ± 0.8 [17] 1.4 ± 0.6 [17]

30 SYN - 010 in IBS - C Patients over 12 Weeks Treatment Emergent Adverse Events (TEAEs) Placebo / 42 mg 21 mg / 42 mg 42 mg / 42 mg Withdrawals Weeks 5 - 12* 1 (AE) 2 (Other) 2 (Other) Serious AEs Weeks 1 - 4 Weeks 5 - 12 0 0 0 0 0 0 TEAEs Weeks 1 - 4 Weeks 5 - 12 1. Gastroenteritis 2. Diarrhea 3. ALT, AST, ALP, LDH  1. Headache 2. AV block; Leg cramp 3. Proctitis 1. AST, CPK  2. Creatine Kinase  3. Creatine Kinase  Severity (rel.†) Weeks 1 - 4 Weeks 5 - 12 1. Moderate (unlikely) 2. Mild (unrelated) 3. Moderate (unlikely) 1. Mild (probable) 2. Mild (unrelated); Mild (possible) 3. Moderate (unrelated) 1. Mild (possible) 2. Mild (unrelated) 3. Mild (unrelated) *Only Subjects who completed Weeks 1 - 4 were eligible to continue in Weeks 5 - 12. †Relationship to drug treatment.

31 SYN - 010 Summary of Clinical Outcomes • SYN - 010 was well tolerated in breath methane positive IBS - C patients treated with daily oral doses of SYN - 010 42 mg for up to 12 weeks • SYN - 010 reduced breath methane from baseline in breath methane positive IBS - C patients • SYN - 010 improved IBS - C symptoms relative to baseline in this Phase 2 clinical trial • SYN - 010 did not cause diarrhea SYN - 010 Safety and Efficacy Data

SYN - 010 Pharmacokinetics

33 Study 3: SYN - 010 Pharmacokinetics in Healthy Volunteers • Randomized, open - label study in heathy volunteers • 8 volunteers per group; 1 center in the United States • Compared SYN - 010 21 mg, 42 mg and 84 mg • Single daily doses x 4 days, administered after overnight fast • Plasma samples collected over 24 h period after first dose (Day 1) and 32 h after last dose (Day 4) • Analyzed for lovastatin lactone and β - hydroxyacid using an LC - MS/MS method Overview

34 Study 3: SYN - 010 Pharmacokinetics in Healthy Volunteers SYN - 010 Pharmacokinetic Profile after a Single Dose (Preliminary Data) Lactone β - Hydroxyacid  L ag time to first plasma levels • Drug not released in the stomach  Increasing plasma levels out to 24 h • Drug release well into the colon  Comparatively low levels of β - hydroxyacid • Reduced pre - systemic conversion to cholesterol lowering metabolite SYN - 010 C max (ng/mL) AUC 0 - 24 ( ng.h /mL) Lactone Acid Lactone Acid 21 mg 1.7 ± 1.4 1.2 ± 0.7 21 ± 19 12 ± 6 42 mg 2.7 ± 2.4 1.7 ± 1.6 35 ± 41 19 ± 20 84 mg 6.0 ± 3.1 3.0 ± 1.8 79 ± 55 33 ± 16

SYN - 010 Therapeutic Opportunity

36 SYN - 010 Comparison to Competitor Therapies SYN - 010 has a Similar Overall Response Rate* Without Causing Diarrhea Drug Overall Response* Defined as ≥30% decrease in weekly average abdominal pain score AND an increase in ≥1 CSBM per week vs baseline in ≥50% of the weeks of treatment. *Response rates were not corrected for Placebo as SYN - 010 was open - label. † One reported incidence of diarrhea in SYN - 010 study not related to study drug Chey WD et al. (2012) Am J Gastroenterol . 107(11):1702 - 12 Synergy Investor Presentation, December 2015 39.2% (20/51) 41.9% (36/86) 33.7% (135/401) 1.9% (1/54) † 9.3% (8/86) 19.7% (79/402)

37 CONSTIPATION  NORMAL  DIARRHEA  SYN - 010: Normalization of Bowel Habits Relief of Constipation, Pain and Bloating Without Diarrhea SYN - 010 Laxatives Lubiprostone Linaclotide SYN - 010 Laxatives Lubiprostone Linaclotide  Treating the Cause

38 SYN - 010 Multiple Prescribing Opportunities • Stand - alone chronic therapy • Continuous low doses • Pulsatile high doses • High - dose induction then low dose maintenance • Concomitant therapy with other modalities • Mechanism of action distinct from current IBS - C medicines • Follow - up therapy after use of laxatives or antibiotics • Prevent recurrence of constipation Flexible, Multi - Use IBS - C Therapy

39 SYN - 010 Progress to Phase 3 Registration Studies • End of Phase 2 Meeting with FDA planned for Summer 2016 • Seek agreement on study design and endpoints • Seek agreement of 505(b)2 strategy • Phase 2 data suggest potential efficacy of both SYN - 010 21 mg and 42 mg • Advance 2 dose levels (precedent with plecanatide ) • Primary endpoint as defined by the FDA • Overall Monthly Responder • Secondary endpoints to be agreed • Ideally affirm efficacy without diarrhea

SYN - 010

# Study 2: SYN-010 in IBS-C Patients, 12 Weeks of Treatment

## SYN-010 Changes in Bloating Score vs Study 1 Baseline (Day 1)



% Change in Bloating Score vs. Baseline (Day 1)
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
Week
4 | 8 | 12
Week
4 | 8 | 12
Week
4 | 8 | 12
Week
--| 8 | 12
*P=0.0408
*P=0.0012
†P=0.0055
*P=0.0001
†P=0.0006
*P=0.0008
*P<0.0001
†P=0.0008
*P<0.0001
†P=0.0012
*P=0.0001
*P=0.0003
†P=0.0051
*P=0.0017
†P=0.0032
*P<0.0001
†P<0.0001
*P<0.0001 vs Day 1
†P<0.0001 vs Day 28
Dose Weeks 1-4
Dose Weeks 5-12
Placebo
SYN-010 42 mg
SYN-010 21 mg
SYN-010 42 mg
SYN-010 42 mg
SYN-010 42 mg
--
All SYN-010 42 mg

*Paired t-test vs Day 1; †Paired t-test vs Day 28. Error bars are SD.

41

Synthetic BIOLOGICS

# Study 2: SYN-010 in IBS-C Patients, 12 Weeks of Treatment

## SYN-010 Changes in Abdominal Pain Score vs Study 1 Baseline (Day 1)



% Change in Abdom Pain Score vs. Baseline (Day 1)
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
Week
4 | 8 | 12
Week
4 | 8 | 12
Week
4 | 8 | 12
Week
--| 8 | 12
*P=0.0203
*P=0.0047
ᵗP=0.0293
*P<0.0001
ᵗP=0.0003
*P=0.0106
*P=0.0026
ᵗP=0.0094
*P=0.0037
ᵗP=0.0112
*P=0.0013
*P=0.0001
ᵗP=0.0059
*P=0.0001
ᵗP=0.0082
*P<0.0001
ᵗP<0.0001
*P<0.0001 vs Day 1
ᵗP<0.0001 vs Day 28
Dose Weeks 1-4
Dose Weeks 5-12
Placebo
SYN-010 42 mg
SYN-010 21 mg
SYN-010 42 mg
SYN-010 42 mg
SYN-010 42 mg
--
All SYN-010 42 mg

*Paired t-test vs Day 1; ᵗPaired t-test vs Day 28. Error bars are SD.

42

Synthetic BIOLOGICS

Mark Pimentel, MD, FRCP(C) Results from Two Phase 2 Clinical Trials of SYN - 010, a Proprietary, Modified - Release Formulation of Lovastatin Lactone Designed to Reduce Methane Production in the Gut to Treat an Underlying Cause of IBS - C. May 23, 2016 Post - DDW SYN - 010 Phase 2 Clinical Trial Results – 5.20.2016 FINAL